SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004





                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                     THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) December 11, 1998
                                  -----------------




                          GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48265-1000
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------


















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ITEM 5. OTHER EVENTS

      (a) On December 11, 1998, General Motors Corporation, Hughes Electronics Corporation and United States Satellite Broadcasting Company, Inc. entered into a merger agreement subsequent to the close of business on that day. On December 14, 1998, a press release was issued and is attached as Exhibit 99(a) to this Form 8-K.

      A chart which illustrates the Merger Consideration payable in certain possible scenarios is filed as Exhibit 99 (b) to this Form 8-K. The chart is provided for illustrative purposes only, and reference is made to the Merger Agreement filed herewith for a complete description of the calculation of the consideration payable thereunder and other terms and conditions of the transaction.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits

      Exhibit 2(a) Agreement and Plan of Merger among General Motors Corporation, Hughes Electronics Corporation and United States Satellite Broadcasting Company, Inc.


      Exhibit 2(b) Shareholders Agreement dated December 11, 1998 among General Motors Corporation, Hughes Electronics Corporation a Delaware corporation and a direct wholly owned subsidiary of GM, HBI, a Minnesota corporation, Stanley S. Hubbard, Stanley E. Hubbard and Robert W. Hubbard.

      Exhibit 99 (a) Press Release issued by Hughes Electronics Corporation dated December 14, 1998.

      Exhibit 99 (b) Merger Consideration Payable - For Illustration Purposes
      Only

                                 * * * * * *

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    December 17, 1998
        -----------------
                                       By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)









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